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                                                                 Exhibit 23.1




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-20401, 33-58214, 33-58276 and 33-89352) of
Agouron Pharmaceuticals, Inc. of our report dated July 25, 1995 appearing on page F-1 of this Form 10-K.





PRICE WATERHOUSE LLP

San Diego, California
July 28, 1995